UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 21, 2016
Date of report (Date of earliest event reported)

HUTCHINSON TECHNOLOGY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-34838	41-0901840
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E.,
Hutchinson, Minnesota	55350
(Address of Principal Executive Offices)	(Zip Code)

(320) 587-3797
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 21, 2016, our board of directors approved the terms of the Fiscal Year 2017 Executive Annual Cash Incentive Plan of Hutchinson Technology Incorporated, a description of which is filed as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our Annual Meeting of Shareholders was held on September 21, 2016. Of the 33,922,004 shares of our common stock entitled to vote at the meeting, 27,585,499 shares were present at the meeting in person or by proxy. Our shareholders voted on the following items.

1.	The following individuals designated by our Board of Directors as nominees for director were elected for a one-year term or until a successor has been elected and qualified, with voting as follows:

Nominee	For	Withheld	Broker Non-Vote
Martha Goldberg Aronson	12,992,543	2,107,288	12,485,668
Wayne M. Fortun	12,843,908	2,255,923	12,485,668
Russell Huffer	12,760,268	2,339,563	12,485,668
Richard J. Penn	13,106,046	1,993,785	12,485,668
Frank P. Russomanno	13,137,007	1,962,824	12,485,668
Philip E. Soran	12,824,190	2,275,641	12,485,668
Thomas R. VerHage	13,135,161	1,964,670	12,485,668

2.	Our shareholders approved a non-binding advisory vote to approve executive compensation (“Say-on-Pay”), with voting as follows:

For	Against	Abstain	Broker Non-Vote
13,538,347	1,408,854	152,630	12,485,668

3.	Our shareholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended September 25, 2016, with voting as follows:

For	Against	Abstain	Broker Non-Vote
26,934,046	354,468	296,985	–

Item 8.01 Other Events.

The proposed merger of our company with and into a wholly owned subsidiary of TDK Corporation is expected to close on October 5, 2016, subject to satisfaction of closing conditions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Description of Fiscal Year 2017 Executive Annual Cash Incentive Plan of Hutchinson Technology Incorporated

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the completion of the transactions contemplated by the merger agreement. We do not undertake to update its forward-looking statements. These statements involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of changes in our ability to consummate the transactions contemplated by the merger agreement due to the failure to satisfy conditions to its completion and other risks to consummation of the transaction and other factors described from time to time in reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED

Date: September 27, 2016	By:	/s/ David P. Radloff
David P. Radloff
Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
10.1	Description of Fiscal Year 2017 Executive Annual Cash Incentive Plan of Hutchinson Technology Incorporated	Filed Electronically